UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2012

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4235 Commerce Street, Little River, South Carolina		29566
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02.	Termination of a Material Definitive Agreement

On September 21, 2012, I.E.T., Inc., the wholly-owned subsidiary of Integrated Environmental Technologies, Ltd. (collectively referred to herein as the “Company”), TrueLogix, LLC (“TrueLogix”) and each of the managers of Truelogix, Colby J. Sanders (“Sanders”), Patrick T. Lewis (“Lewis”) and Howard B. Gee (“Gee”), entered into a Mutual Termination of Sales Management Services Agreement (the “Termination Agreement”), whereby the parties agreed to terminate, effective August 31, 2012 (the “Termination Date”), the Sales Management Services Agreement (the “Sales Management Agreement”) entered into on December 6, 2011 between the Company and TrueLogix.

Under the Sales Management Agreement, TrueLogix was to provide certain duties associated with the sale of the Company’s Ecaflo® Anolyte and Ecaflo®  Catholyte solutions (collectively referred to herein as the “Solutions”) and was to provide the Company certain services related to the management of and the recruitment of independent sales representatives focused on selling the Solutions.  The Company will now use internal resources to manage and recruit independent sales representatives related to the sale of the Solutions.

In connection with Sales Management Agreement, the Company issued warrants to purchase an aggregate of 2,000,000 shares of the Company’s common stock to TrueLogix, Sanders, Lewis and Gee (the “Warrants”).  Pursuant to the terms of the Warrants, 1,600,000 shares of the Company’s common stock not vested under the Warrants automatically expired as of the Termination Date.

The Company issued a press release related to, among other things, the mutual termination of the Sales Management Agreement, a copy of which is attached hereto as Exhibit 99.1.

Section 8 – Other Events

Item 8.01.	Other Events.

On September 25, 2012, the Company issued a press release announcing a new distributor agreement with Sky Blue Industries focused on transportation and auto care industries as well as providing an update to its distributor and independent sales representative network and announcing the mutual termination of the Sales Management Agreement, a copy of which is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
10.1	Mutual Termination of Sales Management Services Agreement, dated as of August 31, 2012, among I.E.T., Inc., TrueLogix, LLC, Colby J. Sanders, Patrick T. Lewis and Howard B. Gee.
99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Distributor Agreement with Sky Blue Industries Focused on Transportation and Auto Care Industries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES. LTD.
(Registrant)

By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

Date:  September 25, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Mutual Termination of Sales Management Services Agreement, dated as of August 31, 2012, among I.E.T., Inc., TrueLogix, LLC, Colby J. Sanders, Patrick T. Lewis and Howard B. Gee.
99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Distributor Agreement with Sky Blue Industries Focused on Transportation and Auto Care Industries.